U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2014

SUNSHINE BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

469 Jean-Talon West
3rd Floor
Montreal, Quebec, Canada H3N 1R4
(Address of principal executive offices)

(514) 764-9698
(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2014, we entered into an Investment Agreement (the “Investment Agreement”), with Dutchess Opportunity Fund, II, LP (“Dutchess”), for the sale to Dutchess of up to $2.5 million of shares of our Common Stock over a three-year commitment period.  Under the terms of the Investment Agreement we may, from time to time and in our sole discretion, issue shares of our Common Stock to Dutchess at a price equal to ninety percent (90%) of the lowest daily volume weighted average price during a Trading Day of our Common Stock during the five (5) consecutive Trading Days immediately preceding the Put Notice Date, up to $2.5 million.  In connection with the Investment Agreement we also issued to Dutchess an engagement fee in the form of 400,000 “restricted” shares of our Common Stock.

The amount of each tranche under the Investment Agreement is limited to maximum $100,000 and we may only issue a Put Notice (as defined under the Investment Agreement) ten (10) Trading Days after each prior Put Notice Date.  We are not obligated to utilize any of the $2.5 million available under the Investment Agreement and there are no minimum commitments or minimum use penalties.

The Investment Agreement does not impose any restrictions on our operating activities. During the term of the Investment Agreement, Dutchess is prohibited from engaging in any short selling or hedging transactions, either directly or indirectly, related to our Common stock.

Also on April 23, 2014, and as part of the transaction with Dutchess, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we agreed to register the shares of our Common Stock to be issued to Dutchess under the Investment Agreement.  In accordance with the terms of the Registration Rights Agreement we are obligated to file the Registration Statement with the Securities and Exchange Commission within 30 days of April 23, 2014, or face penalties as outlined in the Investment Agreement.

Copies of the Investment Agreement and Registration Rights Agreement are attached hereto as Exhibits 10.5 and 10.6, respectively, and incorporated herein by reference as if set forth.

Item 7.01 Regulation FD Disclosure

Our Press Release relating to our agreement with Dutchess described above is attached as Exhibit 99.4 and is hereby incorporated.

Item 9.01  Financial Statements and Exhibits

(b) Exhibits.  The following exhibits are included in this report:

No.	Description

10.5	Investment Agreement with Dutchess Opportunity Fund, II, LP

10.6	Registration Rights Agreement with Dutchess Opportunity Fund, II, LP

99.4	Press Release Announcing Agreement with Dutchess Opportunity Fund, II, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE BIOPHARMA, INC.
(Registrant)

Dated: April 27, 2014	By:	/s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer